Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments Contingencies and Guarantees [Text Block]

17. Commitments, Contingencies and Guarantees

Deferred Acquisition Consideration. In addition to the consideration paid by the Company in respect of certain of its acquisitions at closing, additional consideration may be payable, or may be potentially payable based on the achievement of certain threshold levels of earnings. See Note 2 and Note 4.

Put Options. Owners of interests in certain subsidiaries have the right in certain circumstances to require the Company to acquire either a portion of or all of the remaining ownership interests held by them. The owners’ ability to exercise any such “put option” right is subject to the satisfaction of certain conditions, including conditions requiring notice in advance of exercise. In addition, these rights cannot be exercised prior to specified staggered exercise dates. The exercise of these rights at their earliest contractual date would result in obligations of the Company to fund the related amounts during the period 2011 to 2018. It is not determinable, at this time, if or when the owners of these rights will exercise all or a portion of these rights.

The amount payable by the Company in the event such rights are exercised is dependent on various valuation formulas and on future events, such as the average earnings of the relevant subsidiary through the date of exercise, the growth rate of the earnings of the relevant subsidiary during that period, and, in some cases, the currency exchange rate at the date of payment.

Management estimates, assuming that the subsidiaries owned by the Company at December 31, 2011, perform over the relevant future periods at their 2011 earnings levels, that these rights, if all exercised, could require the Company, in future periods, to pay an aggregate amount of approximately $29,040 to the owners of such rights to acquire such ownership interests in the relevant subsidiaries. Of this amount, the Company is entitled, at its option, to fund approximately $3,644 by the issuance of share capital. In addition, the Company is obligated under similar put option rights to pay an aggregate amount of approximately $88,096 only upon termination of such owner’s employment with the applicable subsidiary or death (including $9,707 that are within the Company’s control). The ultimate amount payable relating to these transactions will vary because it is dependent on the future results of operations of the subject businesses and the timing of when and if these rights are exercised. The aggregate amount of these options is $117,136, of which $107,429 has been recorded on the balance sheet at December 31, 2011 and is included in Redeemable Noncontrolling Interests.

Natural Disasters. Certain of the Company’s operations are located in regions of the United States and Caribbean which typically are subject to hurricanes. During the year ended December 31, 2011, 2010 and 2009, these operations did not incur any costs related to damages resulting from hurricanes.

Guarantees. In connection with certain dispositions of assets and/or businesses in 2001 and 2003, the Company has provided customary representations and warranties whose terms range in duration and may not be explicitly defined. The Company has also retained certain liabilities for events occurring prior to sale, relating to tax, environmental, litigation and other matters. Generally, the Company has indemnified the purchasers in the event that a third party asserts a claim against the purchaser that relates to a liability retained by the Company. These types of indemnification guarantees typically extend for a number of years.

In connection with the sale of the Company’s investment in CDI, the amounts of indemnification guarantees were limited to the total sale price of approximately $84,000. For the remainder, the Company’s potential liability for these indemnifications are not subject to a limit as the underlying agreements do not always specify a maximum amount and the amounts are dependent upon the outcome of future contingent events.

Historically, the Company has not made any significant indemnification payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements with respect to these indemnification guarantees. The Company continues to monitor the conditions that are subject to guarantees and indemnifications to identify whether it is probable that a loss has occurred, and would recognize any such losses under any guarantees or indemnifications in the period when those losses are probable and estimable.

For guarantees and indemnifications entered into after January 1, 2003, in connection with the sale of the Company’s investment in CDI, the Company has estimated the fair value of its liability, which was insignificant.

Legal Proceedings. The Company’s operating entities are involved in legal proceedings of various types. While any litigation contains an element of uncertainty, the Company has no reason to believe that the outcome of such proceedings or claims will have a material adverse effect on the financial condition or results of operations of the Company.

Commitments. At December 31, 2011, the Company has $5,830 of undrawn outstanding letters of credit. In addition, the Company has commitments to fund investments in an aggregate amount of $3,900.

Leases. The Company and its subsidiaries lease certain facilities and equipment. Gross premises rental expense amounted to $26,867 for 2011, $18,429 for 2010 and $16,004 for 2009, which was reduced by sublease income of $555 in 2011, $277 in 2010 and $59 in 2009. Where leases contain escalation clauses or other concessions, the impact of such adjustments is recognized on a straight-line basis over the minimum lease period.

Minimum rental commitments for the rental of office and production premises and equipment under non-cancellable leases net of sublease income, some of which provide for rental adjustments due to increased property taxes and operating costs for 2011 and thereafter, are as follows:

Period	Amount
2012	$26,878
2013	25,948
2014	22,161
2015	19,863
2016	17,237
2017 and thereafter	52,114
$164,201

At December 31, 2011, the total future cash to be received on sublease income is $8,411.